Black Creek Diversified Property Fund Inc. S-11/A

Exhibit 21.1

BLACK CREEK DIVERSIFIED PROPERTY FUND INC.

Subsidiaries of Registrant

Name	Jurisdiction
American Financial Exchange L.L.C.	New Jersey
Bala Pointe GP, LLC	Delaware
Bala Pointe Owner LP	Delaware
BCD Acquisitions LLC	Delaware
BCD Property Management LLC	Delaware
BCD TRS Corp.	Delaware
BCDPF Stafford Grove IP GP LLC	Delaware
BCDPF Stafford Grove IP LP	Delaware
BC Exchange Manager LLC	Delaware
BC Exchange Master Tenant LLC	Delaware
BC Exchange Northgate DST	Delaware
BC Exchange Northgate Manager LLC	Delaware
BC Exchange Northgate Master Tenant LLC	Delaware
BC Exchange Northgate TRS LLC	Delaware
BC Exchange Vasco DST	Delaware
BC Exchange Vasco Manager LLC	Delaware
BC Exchange Vasco Master Tenant LLC	Delaware
BC Exchange Vasco TRS LLC	Delaware
BC Exchange Williamson Vasco LLC	Delaware
Black Creek Diversified Property Fund Inc.	Maryland
Black Creek Diversified Property Operating Partnership LP	Delaware
Black Creek Exchange LLC	Delaware
Centerton Square LLC	Delaware
DCTRT Bala Pointe GP LLC	Delaware
DCTRT Bala Pointe LP	Delaware
DCTRT Real Estate Holdco LLC	Delaware
DCTRT REPO Holdco LLC	Delaware
DCTRT Securities Holdco LLC	Delaware
DCTRT Springing Member Inc.	Delaware
DCX Springdale DST	Delaware
DCX Springdale Manager LLC	Delaware
DCX Springdale Master Tenant LLC	Delaware
DCX Springdale TRS LLC	Delaware
Div Cap Bala Pointe 1 General Partnership	Delaware
Dividend Jay, LLC	Delaware
DPF 1031 Parent LLC	Delaware
DPF 1500 Wilson Mezz LLC	Delaware
DPF 1600 Woodbury Avenue LLC	Delaware
DPF 1618 Woodbury Avenue LLC	Delaware
DPF 655 Montgomery GP LLC	Delaware
DPF 655 Montgomery Holdings Limited Partnership	Delaware
DPF 655 Montgomery LP	Delaware
DPF 655 Montgomery Mezz LLC	Delaware
DPF Beaver Creek GP LLC	Delaware
DPF Beaver Creek LP	Delaware
DPF Brockton Westgate Plaza II LLC	Delaware
DPF Cherry Creek LLC	Delaware
DPF Chester LLC	Delaware

1

DPF CityView GP LLC	Delaware
DPF CityView LP	Delaware
DPF DeGuigne JV Owner II LLC	Delaware
DPF DeGuigne Owner LLC	Delaware
DPF DeGuigne Partners	Delaware
DPF Jay JV Owner II LLC	Delaware
DPF Jay Owner LLC	Delaware
DPF Jay Partners	Delaware
DPF LOC Lender LLC	Delaware
DPF Mashpee LLC	Delaware
DPF Mashpee Manager LLC	Delaware
DPF Narragansett LLC	Delaware
DPF Palmetto Park Road LLC	Delaware
DPF Rialto GP LLC	Delaware
DPF Rialto LP	Delaware
DPF Sandwich LLC	Delaware
DPF Services LLC	Delaware
DPF Shenandoah Square LLC	Delaware
DPF Shiloh JV Owner II LLC	Delaware
DPF Shiloh Owner LLC	Delaware
DPF Shiloh Partners	Delaware
DPF Suniland LLC	Delaware
DPF TRS Holdings I LLC	Delaware
DPF Venture Corporate Center LLC	Delaware
DPF Weymouth III LLC	Delaware
DPF Yale Village LLC	Delaware
iStar CTL Sunset Hills - Reston LLC	Delaware
Mibarev Development I, LLC	Georgia
Old DCX Springdale Manager LLC	Delaware
Plaza X Leasing Associates L.L.C	New Jersey
Plaza X Realty L.L.C.	New Jersey
Plaza X Urban Renewal Associates L.L.C.	New Jersey
Southcape Village, LLC	Massachusetts
TRT 1100 Campus Road LLC	Delaware
TRT 1300 Connecticut Avenue GP LLC	Delaware
TRT 1300 Connecticut Avenue Limited Partnership	Delaware
TRT 1300 Connecticut Avenue LP Partner LLC	Delaware
TRT 1300 Connecticut Avenue Owner LLC	Delaware
TRT 1303 Joyce Blvd LLC	Delaware
TRT 1345 Philomena Street GP LLC	Delaware
TRT 1345 Philomena Street Limited Partnership	Delaware
TRT 1345 Philomena Street LP LLC	Delaware
TRT 1345 Philomena Street Owner LLC	Delaware
TRT 270 Center Holdings LLC	Delaware
TRT 270 Center Owner LLC	Delaware
TRT Abington LLC	Delaware
TRT Braintree II LLC	Delaware
TRT Braintree LLC	Delaware
TRT Brockton Eastway Plaza LLC	Delaware
TRT Brockton Westgate Plaza LLC	Delaware
TRT Cohasset LLC	Delaware
TRT Flying Cloud Drive LLC	Delaware
TRT Hanover LLC	Delaware
TRT Harborside LLC	Delaware

2

TRT Harwich LLC	Delaware
TRT HEB Marketplace GP LLC	Delaware
TRT HEB Marketplace LP	Delaware
TRT Holbrook LLC	Delaware
TRT Hyannis LLC	Delaware
TRT Industrial Fund III LLC	Delaware
TRT Kingston II LLC	Delaware
TRT Kingston LLC	Delaware
TRT Lending LLC	Delaware
TRT Lending Subsidiary I Holdco LLC	Delaware
TRT Lending Subsidiary I LLC	Delaware
TRT Lending Subsidiary II Holdco LLC	Delaware
TRT Lending Subsidiary II LLC	Delaware
TRT Manomet LLC	Delaware
TRT Mansfield LLC	Delaware
TRT Master Retail Holdco LLC	Delaware
TRT Meriden LLC	Delaware
TRT Mt. Nebo Pad LLC	Delaware
TRT New Bedford LLC	Delaware
TRT New England Retail Floating Rate Holdco LLC	Delaware
TRT NOIP Colshire McLean GP LLC	Delaware
TRT NOIP Colshire McLean LLC	Delaware
TRT NOIP Colshire McLean LP	Delaware
TRT NOIP Columbia - Campbellsville LLC	Delaware
TRT NOIP Columbia - Richfield LLC	Delaware
TRT NOIP Connection - Irving GP LLC	Delaware
TRT NOIP Connection - Irving LP	Delaware
TRT NOIP Connection - Irving LP LLC	Delaware
TRT NOIP Corporate Center Drive - Newbury Park GP LLC	Delaware
TRT NOIP Corporate Center Drive - Newbury Park LP	Delaware
TRT NOIP Corporate Drive - Dixon LLC	Delaware
TRT NOIP Doolittle - Redondo Beach GP LLC	Delaware
TRT NOIP Doolittle - Redondo Beach LP	Delaware
TRT NOIP Dublin GP LLC	Delaware
TRT NOIP Dublin LP	Delaware
TRT NOIP Eagle GP LLC	Delaware
TRT NOIP Eagle LP	Delaware
TRT NOIP East 28 - Aurora LLC	Delaware
TRT NOIP Glenville - Richardson GP LLC	Delaware
TRT NOIP Glenville - Richardson LP	Delaware
TRT NOIP Glenville - Richardson LP LLC	Delaware
TRT NOIP Inverness - Englewood II LLC	Delaware
TRT NOIP Maple - El Segundo GP LLC	Delaware
TRT NOIP Maple El Segundo LP	Delaware
TRT NOIP Sheila - Commerce GP LLC	Delaware
TRT NOIP Sheila - Commerce LP	Delaware
TRT NOIP Sunset Hills - Reston LLC	Delaware
TRT NOIP SW 80 - Plantation LLC	Delaware
TRT NOIP Sylvan Way - Parsippany LLC	Delaware
TRT Norwell LLC	Delaware
TRT Orleans LLC	Delaware
TRT Park Place LLC	Delaware
TRT Preston Sherry LLC	Delaware
TRT Rockland 201 Market LLC	Delaware

3

TRT Rockland 360-372 Market LLC	Delaware
TRT Saugus LLC	Delaware
TRT Shiloh LLC	Delaware
TRT Springdale LLC	Delaware
TRT Wareham LLC	Delaware
TRT Weymouth II LLC	Delaware
TRT Weymouth LLC	Delaware
TRT Whitman 475 Bedford LLC	Delaware
TRT-DCT 6900 Riverport LLC	Delaware
TRT-DCT 7000 Riverport LLC	Delaware
TRT-DCT 7050 Riverport LLC	Delaware
TRT-DCT 7201 Intermodal LLC	Delaware
TRT-DCT Industrial JV III General Partnership	Delaware
TRT-Westcore De Guigne Owner LLC	Delaware

4